FORM SE Notification Form
N-SAR Exhibit Index
(Exhibits to be attached will
appear in bold-face type)

77.A.
Are there any exhibits?
Yes:
X
No:

77.B.
Accountant's Report on Internal Control
   [Annual N-SARs only]
77.C.
Matters Submitted to a Vote of
 Securities Holders
77.D.
Policies with Respect to Security
Investments
77.E.
Legal Proceedings
77.F.
Changes in Security for Debt
77.G.
Defaults and Arrears on Senior
Securities
77.H.
Changes in Control of Registrant
77.I.
Terms of New or Amended Securities
77.J.
Revaluation of Assets or Restatement
of Capital Share Account
77.K.
Changes in Registrant's Certifying
Accountant
77.L.
Changes in Accounting and Principles
and Practices
77.M.
Mergers
77.N.
Actions Required to be Reported Pursuant to Rule 2a-7
77.O.
Transactions effected Pursuant to
Rule 10f-3
77.P.
Information Required to be Filed Pursuant to Existing Exemptive Orders
[Arthur Anderson Report on Multiple Classes
 of Shares -- Annual N-SAR Only]
77.Q.
Exhibits



Item 77 -- Form N-SAR


PORTFOLIO/SERIES
NAME:

As Listed on Form SE


PORTFOLIO/SERIES
NUMBER:

4,5,6


REGISTRANT'S NAME:
Federated Fixed Income Securities, Inc.






Y or N
77.A.
Is the Registrant filing any of the
following attachments with the current
filing
of Form N-SAR?    (Answer for all
Series as a group)

Y

NOTE:  If answer is "Y," mark those items
 below being filed as an attachment
to this form or incorporated by reference.



Filed as an
Attachment?
(Y or N)
B.
Accountant's Report on Internal Control
[Annual N-SAR ONLY]
Y
C.
Matters Submitted to a Vote of
 Securities Holders
N
D.
Policies with Respect to Security
 Investments
N
E.
Legal Proceedings
Y
F.
Changes in Security for Debt
N
G.
Defaults and Arrears on Senior
Securities
N
H.
Changes in Control of Registrant
N
I.
Terms of New or Amended Securities
[Includes additions/deletions of
classes to existing portfolios]
N
J.
Revaluation of Assets or Restatement
of Capital Share Account
N
K.
Changes in Registrant's Certifying
Accountant
N
L.
Changes in Accounting Principles
and Practices
N
M.
Mergers
N
N.
Actions Required to be Reported
Pursuant to Rule 2a-7
N
O.
Transactions effected Pursuant
to Rule 10f-3
N
P.
Information Required to be Filed
Pursuant to Existing Exemptive Orders
[Includes Arthur Anderson Report
on Multiple Classes of Shares--ANNUAL
N--SAR ONLY]
N
Q.1)
Exhibits
N
Q.2)
Any information called for by
instructions to sub-item 77Q2
N
Q.3)
Any information called for by
instructions to sub-item 77Q3
N